SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [x]
         Filed by a Party other than the Registrant [  ]

Check the appropriate box:

         []  Preliminary Proxy Statement

[  ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

         [x]  Definitive Proxy Statement

         [  ]  Definitive Additional Materials

         [  ]  Soliciting Material Pursuant to Rule 14a-12

                       INTELIDATA TECHNOLOGIES CORPORATION
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)


                          -----------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [x]    No fee required.
         [  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
     calculated          and          state          how          it         was
     determined):________________________________________
(4)  Proposed           maximum           aggregate           value           of
     transaction:____________________________________________________________

(5)  Total fee paid:________________________________________________________

       [  ]   Fee paid previously with preliminary materials.
       [  ]   Check box if any part of the fee is offset as provided by Exchange
              Act

       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. _____________
       _________________________________________________________________________
(1)    Amount previously paid:
(2)    Form, Schedule or Registration Statement No.:____________________________
(3)    Filing Party:____________________________________________________________
(4)    Date Filed:______________________________________________________________

                                                        April 19, 2004




Dear Stockholder:

     We cordially invite you to attend the annual meeting of stockholders of InteliData Technologies Corporation to be held on May 21, 2004 at 10:00 a.m. in the Main Conference Room, lobby level, located at 11600 Sunrise Valley Drive, Reston, VA 20191. Enclosed are a proxy statement and a form of proxy.

     At this meeting we will ask the stockholders: (i) to elect one class II director, and (ii) to ratify the selection of Deloitte & Touche LLP as InteliData's independent auditors for the year ending December 31, 2004.

     We value your participation by voting your shares on matters that come before the meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting.

                                   Sincerely,

                                   /s/ Alfred S. Dominick, Jr.
                                   ---------------------------
                                   Alfred S. Dominick, Jr.
                                   Chairman of the Board
                                   and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 2004



TO THE STOCKHOLDERS:



     The annual meeting of stockholders of InteliData Technologies Corporation ("InteliData") will be held on May 21, 2004 in the Main Conference Room, lobby level, 11600 Sunrise Valley Drive, Reston, Virginia 20191, at 10:00 a.m. local time, for the following purposes:

     1.   To elect one class II member of the board of directors (Proposal 1);

     2.   To ratify  the  selection  of  Deloitte  & Touche  LLP as  independent auditors for InteliData for the year ending December 31, 2004 (Proposal 2); and

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only holders of record of InteliData's common stock at the close of business on April 1, 2004, the record date fixed by InteliData's board of directors, are entitled to notice of and to vote at the annual meeting.

                                  By Order of the Board of Directors,

                                  /s/ Albert N. Wergley
                                  ----------------------
                                  Albert N. Wergley
                                  Vice President and Secretary


Reston, Virginia
April 19, 2004

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                       INTELIDATA TECHNOLOGIES CORPORATION
                      11600 Sunrise Valley Drive, Suite 100
                             Reston, Virginia 20191

                                 PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                             To be held May 21, 2004



                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This proxy statement is furnished to stockholders in connection with the solicitation by the board of directors of InteliData Technologies Corporation ("InteliData" or the "Company") of proxies in the accompanying form for use in the annual meeting of stockholders of InteliData to be held at the Main Conference Room, lobby level, 11600 Sunrise Valley Drive, Reston, Virginia 20191, at 10:00 a.m. on May 21, 2004, and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted at the annual meeting and, where a choice regarding proposals to be voted upon is specified, the shares represented by such proxy will be voted in accordance with the specification made. Any stockholder who gives a proxy may revoke it at any time before it is exercised by giving a later proxy, by attending the meeting and voting in person, or by giving notice of revocation to InteliData's Secretary.

     The annual meeting has been called for the following purposes: (1) to elect one class II member of the board of directors; (2) to ratify the selection of Deloitte & Touche LLP as InteliData's independent auditors to audit the financial statements of InteliData for fiscal year 2004; and (3) to transact such other business as may properly come before the annual meeting or any adjournment of the meeting. Only holders of record of InteliData's common stock at the close of business on April 1, 2004, the record date fixed by InteliData's board of directors, are entitled to notice of and to vote at the annual meeting. This proxy statement and the attached form of proxy are first being sent or given to stockholders on or about April 19, 2004.

     If the enclosed form of the proxy is properly executed and returned to InteliData in time to be voted at the annual meeting, the shares represented thereby will be voted in accordance with the instructions marked in the proxy. Executed but unmarked proxies will be voted FOR the election of InteliData's nominee to the board of directors and FOR the ratification of Deloitte & Touche LLP as InteliData's independent auditors.

     InteliData's capital stock consists of a single class of common stock, par value $0.001 per share, of which 51,293,817 shares were outstanding and entitled to vote at the close of business on April 1, 2004.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. Stockholders' votes will be tabulated by persons appointed by the board of directors to act as inspectors of election for the annual meeting.

     Each outstanding share is entitled to one vote on all matters. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

     Under rules of self-regulatory organizations governing brokers, brokers holding shares of record for customers generally are entitled to vote on routine matters without voting instructions from their customers. The election of directors and the ratification of the appointment of Deloitte & Touche LLP are considered routine matters. On non-routine matters, brokers must obtain voting instructions from customers. If a broker does not receive voting instructions from a customer on non-routine matters and accordingly does not vote on these matters, this is called a broker non-vote.

     Election of Directors. The election of directors requires a plurality of the shares voted affirmatively or negatively at the annual meeting. Abstentions will not be taken into account in determining the outcome of the election.

     Approval of Auditors. To be approved, this matter must receive the affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting. Abstentions have the effect of negative votes on this matter.

     A copy of the annual report to stockholders for the fiscal year ended December 31, 2003 accompanies this proxy statement, but does not constitute a part of this proxy statement. InteliData has filed its annual report on Form 10-K for its 2003 fiscal year with the Securities and Exchange Commission (the "SEC"). Stockholders may obtain, free of charge, a copy of the Form 10-K by writing: InteliData Technologies Corporation, 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191, Attention: Investor Relations. Stockholders may also access the electronic version of our Form 10-K via our Website at www.intelidata.com/sec.html.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of April 1, 2004, regarding beneficial ownership of InteliData's common stock by (i) each person who is known to InteliData to own beneficially more than five percent of InteliData's common stock, (ii) each director of InteliData, (iii) each executive officer named in the Summary Compensation Table, the named executive officers, set forth on page 3 of this proxy statement, and (iv) all current directors and the named executive officers of InteliData as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon InteliData's records and the most recent Schedule 13G filed by each such person and information supplied to InteliData by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown. Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or to direct the voting of securities, and investment power is the power to dispose of or to direct the disposition of securities. Securities as to which voting power or investment power may be acquired within 60 days (e.g., by the exercise of options or warrants to purchase common stock) are also considered as beneficially owned under the proxy rules of the SEC.

                            OWNERSHIP OF COMMON STOCK

                                                   Beneficial Ownership
                                                   --------------------
       Name of Stockholder                    Number of
       -------------------                     Shares                   Percent
                                              ---------                 --------
       John H. Timmis                        3,085,000(1)                 6.0
          28 Hawley Road
          North Salem, NY  10560

       Alfred S. Dominick, Jr.               1,004,600(2)                 1.9

       Michael E. Jennings                     220,605(3)                 *

       Albert N. Wergley                       212,616(4)                 *

       John R. Polchin                         182,616(5)                 *

       Norman J. Tice                           60,000(6)                 *

       L. William Seidman 55,000(7) *

       Patrick F. Graham                        44,500(8)                 *

       John J. McDonnell, Jr.                   36,000(9)                 *

       Neal F. Finnegan                         28,000(10)                *

       Directors and Executive Officers      1,843,331(11)                3.5
          As a Group (9 persons)

--------------------------------------------------------------------------------

(1) As reported in the Schedule 13G/A filed with the SEC on April 8, 2003 and includes 1,805,000 shares with sole voting and dispositive power and 1,280,000 shares with shared voting and dispositive power.
(2) Includes 700,000 shares of common stock issuable upon the exercise of options.
(3) Includes 125,855 shares of common stock issuable upon the exercise of options.
(4) Includes 141,136 shares of common stock issuable upon the exercise of options.
(5) Includes 132,616 shares of common stock issuable upon the exercise of options.
(6) Includes 30,000 shares of common stock issuable upon the exercise of options.
(7) Includes 42,000 shares of common stock issuable upon the exercise of options.
(8) Includes 34,500 shares of common stock issuable upon the exercise of options.
(9) Includes 36,000 shares of common stock issuable upon the exercise of options.
(10) Includes 18,000 shares of common stock issuable upon the exercise of options.
(11) Includes 1,260,107 shares of common stock issuable upon the exercise of options. * Less than 1%.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     InteliData's amended and restated certificate of incorporation provides that the board of directors be divided into three classes as nearly equal in number as possible. The term of class I directors expires in 2006, the term of class II directors expires in 2004, and the term of class III directors expires in 2005. The class II director elected at the annual meeting will hold office for a three-year term expiring in 2007, or until a successor is elected and qualified. The other directors will continue in office for the remainder of their terms as indicated below. The current size of the board of directors is fixed at six. Mr. John J. McDonnell, Jr., who is currently a class II director, has announced that he is not going to stand for re-election to the board of directors in order to devote more attention to other commitments. Accordingly, effective as of the annual meeting date, the board of directors has resolved that the number of directors of InteliData be set at five members and the board of directors has recommended one nominee for a new three-year term in class II. No arrangement or understanding exists with respect to the manner in which the board of directors, at its discretion, may fill any remaining vacancy being created or any other vacancies that may occur during the year. Unless authority to vote for the nominee is withheld, proxies received pursuant to this solicitation will be voted for the election of the nominee named below. If the nominee should for any reason not be available for election, proxies will be voted for the election of any substitute nominee as may be designated by the board of directors. The election of the nominee requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors.

Nominee for Election as Director for Term Expiring in 2007

     Neal F. Finnegan, age 66, has served as a director of InteliData since 2001. He has served as Chairman of Citizens Bank of Massachusetts since January 2000. From February 2000 through May 2001, he served as President of Lumber Insurance Companies, a specialty insurer to the lumber industry. From 1993 to January 2000, Mr. Finnegan was Chairman and Chief Executive Officer of US Trust. Previously, he served in the financial services sector as an executive with Bankers Trust Company of New York, Bowery Savings Bank, Worcester Bancorp., and Shawmut Corporation. Mr. Finnegan is also a director of Citizens Financial Group, Inc.

Director with Term Expiring in 2004

     John J. McDonnell, Jr., age 66, has served as a director of InteliData since 1997. Since April 2001, he has served as Chairman of the Board and Chief Executive Officer of TNS, Inc., a provider of data communications services for transaction oriented applications. He also served as President and Chief Executive Officer of Transaction Network Services, Inc. from 1990 to 1999. From February 2000 until September 2000, he served as President, Chief Executive Officer and Chairman of PaylinX Corporation, a provider of electronic commerce payment solutions, until its merger with Cybersource Corporation in September 2000. From 1987 to 1989, Mr. McDonnell served as President and Chief Executive Officer of Digital Radio Networks, Inc., a local access bypass carrier for point-of-sale transactions. Mr. McDonnell was one of the founding members of the Electronics Funds Transfer Association and serves on its Board. Mr. McDonnell is also on the Board of Cybersource Corporation.

Directors Continuing in Office in the Class of 2005

     Alfred S. Dominick, Jr., age 58, has served as the Chief Executive Officer and a director of InteliData since August 1998. He has served as Chairman of the Board since August 2002. Prior to joining InteliData, Mr. Dominick served as President of the Retail Products Delivery Group at M&I Data Services. Prior to joining M&I Data Services in July 1995, he was Executive Vice President of Retail Banking and a member of the Executive Committee for Boatmen's Bancshares Corporation for three years. From 1990 to 1992, Mr. Dominick was an Executive Vice President with Bank One Texas. Prior to joining Bank One Texas, Mr. Dominick was a Senior Vice President with Shawmut National Bank (now Fleet National Bank). Mr. Dominick currently serves as a director of FB BanCorp.

     Patrick F. Graham, age 64, has served as a director of InteliData since 1996 and was a director of US Order, Inc. from 1993 until US Order and Colonial Data Technologies Corp. merged to form InteliData in November 1996. Since October 2001, he has been the Vice President of Business Development and Strategic Projects for The Gillette Company, a consumer products marketer of personal care and personal use products. From July 1999 until October 2001, he was the Director of the Global Strategy Practice of A.T. Kearney, Inc., a management consulting firm. From 1997 until June 1999, he served as Chief Executive Officer of WorldCorp, Inc. On February 12, 1999, WorldCorp, Inc. filed a voluntary petition and a proposed plan of reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the district of Delaware. He was previously a director of Bain & Company, Inc., a management consulting firm Mr. Graham co-founded in 1973. In addition to his primary responsibilities with Bain clients, he served as Bain's Vice Chairman and Chief Financial Officer. Prior to founding Bain, Mr. Graham was a group Vice President with the Boston Consulting Group. Mr. Graham is also a director of Stericycle, Inc., a provider of medical waste services and OSHA compliance services.

Directors Continuing in Office in the Class of 2006

     L. William Seidman, age 82, has served as a director of InteliData since 1997. He is the publisher of Bank Director magazine and chief commentator on CNBC-TV. He served on the board of US Order Inc., InteliData's predecessor, from 1995 to 1996. Mr. Seidman served from 1985 to 1991 as the Chairman of the Federal Deposit Insurance Corporation (FDIC) and from 1989 to 1991 also served as the Chairman of the Resolution Trust Corporation. Before joining the FDIC, Mr. Seidman served as Dean of the College of Business at Arizona State University. From 1977 to 1982 he was Vice-Chairman and Chief Financial Officer of Phelps Dodge Corporation. Mr. Seidman has also served as managing partner of Seidman & Seidman, Certified Public Accountants (now BDO Seidman), and as Assistant to the President for Economic Affairs during the Ford Administration. Mr. Seidman presently serves as a director of Fiserv, Inc., a data processing company, Clark, Inc., a services company providing insurance-financed benefits programs, LML Payment Systems, Inc., a financial payment process company, Escrow Bank USA, a depository institution for mortgage servicers, and GMAC Bank, a retail banking business.

     Norman J. Tice, age 68, has served as a director of InteliData since 1999 and is the Chairman of the Executive Committee of the Board and the designated lead outside director. Mr. Tice is the former Chairman of the Board of MasterCard International and of Blue Cross and Blue Shield of Missouri and Right Choice Managed Care, Inc. He currently serves as a director of Consolidated Financial Services, a brokerage firm and General Credit Forum, and is an advisory director of 1st National Bank in St. Louis and of Lawerence and Associates, an IT consulting firm. Mr. Tice has over 40 years experience in banking as an executive with Boatmen's Bank of St. Louis, City Bank of St. Louis, Charter Bank, N.A. of St. Louis, and Boatmen's Bancshares, Inc. From 1985 until his retirement in 1996, Mr. Tice's positions included service as Chairman and Chief Executive Officer of Boatmen's Credit Card Bank, Chairman and Chief Executive Officer of Boatmen's Community Development Corporation, and Executive Vice President of Boatmen's Bank of St. Louis.

         BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE MATTERS

     InteliData's board of directors held four regular meetings and two telephonic meetings during fiscal year 2003. Except for Mr. Seidman, who missed two meetings due to overseas travel commitments, each incumbent director attended at least 75 percent of the meetings held during fiscal year 2003 by the board of directors and each committee of the board of directors of which he was a member.

     The standing committees of InteliData's board of directors include a compensation committee, an audit committee, and a nominating and governance committee. Each of these committees has adopted a written charter that is posted on InteliData's Website (www.intelidata.com) in the section on "Governance."

     The compensation committee (consisting of Messrs. Finnegan, Graham, McDonnell and Tice) reviews and recommends to the board of directors appropriate action with respect to the compensation of and benefits granted to officers and other key employees of InteliData and administers InteliData's 1996 Incentive Plan. The compensation committee held four meetings during fiscal year 2003. All of the committee members satisfy the independence requirements of the Nasdaq Stock Market.

     The audit committee (consisting of Messrs. Finnegan, McDonnell and Tice) selects InteliData's independent auditors, reviews related party transactions for conflicts of interest, reviews with InteliData's independent auditors matters relating to the scope and plan of the audit, the adequacy of internal controls, and the preparation of InteliData's financial statements, and reports and makes recommendations to the board of directors with respect thereto. The audit committee has recently amended the audit committee charter and a copy of this amended charter is attached hereto as Annex A. The audit committee held four meetings during fiscal year 2003. All of the committee members satisfy the current independence requirements of The Nasdaq Stock Market. Under the Nasdaq listing standards previously in effect, Mr. McDonnell may not have been "independent" because the amount of payments made by InteliData to TNS, Inc. in 2001 exceeded 5% of InteliData's 2001 revenue. However, in accordance with the procedures set forth in the Nasdaq listing standards permitting a director who is not independent to serve on the audit committee, the board of directors determined that Mr. McDonnell's service on the committee was in the best interest of InteliData based on his in-depth knowledge of the Company and his expertise and experience in financial and accounting matters. Each member of the committee meets The Nasdaq Stock Market listing standards' financial literacy requirements for audit committee members. The board of directors has determined that at least one audit committee member, Mr. Finnegan, is an audit committee financial expert.

     The nominating and governance committee (consisting of Messrs. Finnegan, Graham and Tice) was formed in February 2004. This committee identifies and nominates qualified individuals for election to the board of directors, recommends the individual directors to serve on committees, and recommends to the board of directors a set of Corporate Governance Guidelines for InteliData. All of the committee members satisfy the independence requirements of the Nasdaq Stock Market. In accordance with its charter, the committee identifies candidates for election to the board of directors on its own as well as by considering recommendations from stockholders, other members of the board, officers and employees of the Company, and other sources that the committee deems appropriate. Stockholder recommendations for candidates for election to the board of directors shall be made in accordance with the Company's bylaws. See "Other Matters" for a description of procedures to be followed by stockholders in submitting recommendations for nominees as directors. The committee may retain a third-party search firm to assist in the identification of possible candidates for election to the board of directors. The committee will evaluate all candidates for election to the board of directors, regardless of the source from which the candidate was first identified, based upon the totality of the merits of each candidate and not based upon minimum qualifications or attributes. In considering the individual nominees, the committee will take into account the qualifications of other board members to ensure that a broad variety of skill sets and experience beneficial to the Company and its business are represented on the board of directors. The committee also will ensure that the board is composed of a sufficient number of independent directors to satisfy the Nasdaq listing requirements. In addition, the Committee will seek to assure that for purposes of audit committee service at least three of the board's independent members satisfy the Nasdaq financial and accounting experience requirements and the heightened independence standards of the Securities and Exchange Commission and that at least one of such three members qualifies as an "audit committee financial expert" (as defined by the Securities and Exchange Commission).

Compensation of Directors

     Directors of InteliData who are not also executive officers of InteliData or of an affiliate of InteliData receive a quarterly payment of $3,000 and $500 for each board of directors meeting attended, excluding telephonic meetings. They are also reimbursed for usual and ordinary expenses of meeting attendance. Under the Non-Employee Directors' Stock Option Plan, each non-employee director is offered options to purchase 6,000 shares of common stock following InteliData's annual meeting of stockholders. The exercise price for any option grants under this plan will be the average closing price of the common stock during the 30 trading days immediately preceding the date of grant. Options granted under this plan vest in 12 equal monthly installments during the non-employee director's continued service on the board of directors. The option price may be paid in cash, by surrendering shares of common stock or by a combination of cash and common stock. All options expire ten years after their grant. Up to 200,000 shares of common stock may be issued under this plan, subject to certain adjustments.

Corporate Governance Guidelines and Codes of Ethics

     InteliData's Corporate Governance Guidelines are available on the Company's Website (www.intelidata.com).
        --------------------

     Codes of Ethics. InteliData has adopted a Code of Ethics for its Chief Executive Officer / Senior Financial Officers which may be found on its Website. Also, InteliData intends to adopt a Code of Business Conduct and Ethics for directors, officers and employees, which will be available on its Website. InteliData intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting such information on its Website.

Determination of Independence

     The board of directors has determined that each member of the board of directors, other than Mr. Dominick, is an independent director for purposes of the listing standards for The Nasdaq Stock Market. Accordingly, the board of directors is comprised of a majority of independent directors as required by Nasdaq.

Director Attendance at Annual Meetings

     Prior to 2004, directors were not expected to attend the annual meeting of stockholders and none of the independent directors attended the 2003 meeting. However, the Corporate Governance Guidelines adopted by the board of directors in 2004 strongly encourage directors to attend the annual meeting.

Executive Sessions

     InteliData's Corporate Governance Guidelines provide that the independent directors meet as a group in executive session at every regularly scheduled board meeting. These sessions are chaired by the Lead Outside Director, currently Mr. Tice.

Communications to the Board of Directors

     Stockholders may send communications to the board of directors by sending written correspondence to the Chairman of the Nominating and Governance Committee, c/o Corporate Secretary, InteliData Technologies Corporation, 11600 Sunrise Valley Dr., Suite 100, Reston, VA 20191. The Chairman of the Nominating and Governance Committee and his or her duly authorized agents shall be responsible for collecting and organizing shareholder communications. Absent a conflict of interest, the Chairman of the Nominating and Governance Committee is responsible for evaluating the materiality of each shareholder communication and determining whether further distribution is appropriate, and, if so, whether to
(i) the full board, (ii) one or more board members and/or (iii) other individuals or entities.

Audit Committee Report

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the
Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

     Management is responsible for InteliData's financial statements and internal controls. The independent auditors are responsible for performing an audit of InteliData's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for the purpose of issuing an opinion thereon. The audit committee's responsibility is to monitor and oversee these processes. The audit committee operates under a written charter adopted by the board of directors.

     The audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that InteliData's consolidated financial statements as filed in our 2003 Form 10-K were prepared in accordance with accounting principles generally accepted in the United States, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees (and its interpretations) and Rule 2-07 of Regulation S-X.

     InteliData's independent auditors also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee has also determined that all of its members are independent within the meaning of NASD Rule 4200 (a) (14).

     Based upon the audit committee's discussions with management and the independent auditors and the audit committee's review of the representation of management and the report of the independent auditors to the audit committee, the audit committee approved the inclusion of the audited consolidated financial statements in InteliData's annual report on Form 10-K for the year ended December 31, 2003 as filed with the SEC.



                                 Audit Committee
                                Neal F. Finnegan
                             John J. McDonnell, Jr.
                                 Norman J. Tice

                            RATIFICATION OF AUDITORS
                                  (Proposal 2)

     Action is to be taken at the annual meeting with respect to the ratification of independent auditors, who were selected by the audit committee of the board of directors, to audit the financial statements of InteliData for fiscal year 2004. Although the ratification of independent auditors is not required to be submitted to a vote of the stockholders, the Company believes that such ratification is a matter on which the stockholders should express their opinion. Notwithstanding stockholder approval of the ratification of independent auditors, the audit committee, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the audit committee believes that such a change would be in the best interest of InteliData and its stockholders. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2004.

     Deloitte & Touche LLP has advised InteliData that no member of its firm has any direct or indirect material financial interest in InteliData. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

Independent Auditor Fees and Services:

     The aggregate fees for professional services rendered to the Company by Deloitte & Touche LLP for the fiscal years ended December 31, 2003 and 2002 are as follows:

                     ------------------------- ------------ ------------
                                                   2003         2002
                     ------------------------- ------------ ------------
                     ------------------------- ------------ ------------
                     Audit fees                $182,500     $185,000
                     ------------------------- ------------ ------------
                     ------------------------- ------------ ------------
                     Audit-related fees(A)       30,000       12,000
                     ------------------------- ------------ ------------
                     ------------------------- ------------ ------------
                     Tax fees                        --           --
                     ------------------------- ------------ ------------
                     ------------------------- ------------ ------------
                     All other fees                  --           --
                     ------------------------- ------------ ------------
                     ------------------------- ------------ ------------
                     Total fees                $212,500     $197,000
                     ------------------------- ------------ ------------


(A) Audit-related fees for 2003 were for advisory services for matters related to accounting consultation, review of financial statements outside of SEC filings, and assistance in compliance with regulatory requirements. Audit-related fees for 2002 were for advisory services primarily related to new accounting standards.

     The audit committee has considered whether the provision of the other services is compatible with maintaining the principal accountants' independence and has concluded that it is so compatible.

Audit Committee Pre-Approval Policies and Procedures:

     The audit committee reviews and considers all professional services provided by Deloitte & Touche LLP when assessing auditor independence. The audit committee approved all audit and non-audit services provided by InteliData's independent auditors during 2002 and 2003 on a case-by-case basis in advance of each engagement. The audit committee does not have a written policy or procedure for the pre-approval by category of particular audit or non-audit services.

            The board of directors recommends a vote "FOR" Proposal 2

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table sets forth information concerning the annual, long-term and all other compensation for services rendered in all capacities to InteliData, it subsidiaries and predecessors for the years ended December 31, 2003, 2002 and 2001 of (a) InteliData's Chief Executive Officer, and (b) each of the other three highly compensated executive officers (other than the chief executive officer) of InteliData, the named executive officers, whose aggregate cash compensation exceeded $100,000 for the fiscal year ended December 31, 2003.


                                                                                   Long-Term Compensation
                                                                                   ----------------------
                                           Annual Compensation                             Awards
                                           -------------------                             ------
                                                                                                Securities
                                                                               Restricted Stock Underlying      All Other
                             Year     Salary ($)   Bonus ($)(1)  Other ($)     Awards ($)       Options (#)     Compensation ($)(2)
                             ----     ----------   ----------    ---------     ----------       -----------     -------------------

Alfred S. Dominick, Jr.      2003       354,233           --            --            --               --          31,856
  Chairman & Chief           2002       300,000       50,000            --            --               --          63,417
  Executive Officer          2001       300,000       75,000            --            --               --          60,132

Michael E. Jennings          2003       200,000           --            --        40,500(3)            --          62,090
  President & Chief          2002       200,000       30,000            --        42,500           45,000          65,115
  Operating Officer          2001       200,000       32,000            --        61,950           21,000          44,499

John R. Polchin(4)           2003       200,000           --            --        40,500(5)            --              --
  Vice President &           2002       142,308       30,000            --        31,000          195,000              --
  Chief
  Financial
  Officer

Albert N. Wergley            2003       200,000           --            --        27,000(6)            --           2,585
  Vice President, General    2002       200,000       20,000            --        25,500           30,000           2,366
  Counsel & Secretary        2001       200,000       30,400            --        16,520           15,500           2,250


------------------------------------------------------------------------------------------------------------------------------------

     (1) Bonus awards are reported for the year earned, but may have been paid in the subsequent year.

     (2) For 2003, includes: (i) travel and temporary housing expenses for Mr. Dominick ($17,490) and Mr. Jennings ($59,090); (ii) the dollar value of insurance premiums paid by InteliData for the benefit of Mr. Dominick ($11,866); and (iii) the amount of Company matching contributions made on behalf of the named individual under InteliData's 401(k) Plan as follows: Mr. Dominick ($2,500), Mr. Jennings ($3,000), and Mr. Wergley ($2,585).

          For 2002, includes: (i) travel and temporary housing expenses for Mr. Dominick ($53,396) and Mr. Jennings ($62,365); (ii) the dollar value of insurance premiums paid by InteliData for the benefit of Mr. Dominick ($7,521); and (iii) the amount of Company matching contributions made on behalf of the named individuals under InteliData's 401(k) Plan as follows: Mr. Dominick ($2,500), Mr. Jennings ($2,750), and Mr. Wergley ($2,366).

          For 2001, includes: (i) travel and temporary housing expenses for Mr. Dominick ($50,486) and Mr. Jennings ($42,064); (ii) the dollar value of insurance premiums paid by InteliData for the benefit of Mr. Dominick ($7,521); and (iii) the amount of Company matching contributions made on behalf of the named individuals under InteliData's 401(k) Plan as follows: Mr. Dominick ($2,125), Mr. Jennings ($2,435) and Mr. Wergley ($2,250).

     (3) For 2003, consists of the fair market value of a restricted stock award on the date of the award of 30,000 shares on April 15, 2003. The award vests, subject to Mr. Jennings continued employment, on October 15, 2004. For 2002, consists of the fair market value of a restricted stock award on the date of the award of 25,000 shares on February 21, 2002. The award vested on August 21, 2003. For 2001, consists of the fair market value of a restricted stock awarded on the date of the award of 15,000 shares on February 13, 2001. The award vested on August 13, 2002.

     (4)  Mr. Polchin became an officer of InteliData on April 8, 2002.

     (5) For 2003, consists of the fair market value of a restricted stock award on the date of the award of 30,000 shares on April 15, 2003. The award vests, subject to Mr. Polchin's continued employment, on October 15, 2004. For 2002, consists of the fair market value of a restricted stock award on the date of the award of 25,000 shares on April 8, 2002. The award vested on October 9, 2003.

     (6) For 2003, consists of the fair market value of a restricted stock award on the date of the award of 20,000 shares on April 15, 2003. The award vests, subject to Mr. Wergley's continued employment, on October 15, 2004. For 2002, consists of the fair market value of a restricted stock award on the date of the award of 15,000 shares on February 21, 2002. The award vested on August 21, 2003. For 2001, consists of the fair market value of a restricted stock award on the date of the award of 4,000 shares on February 13, 2001. The award vested on August 13, 2002.



Option/SAR Grants in Last Fiscal Year

     No option/SAR grants were made to any of the named executive officers included in the Summary Compensation Table in 2003.

Option Exercises in Last Fiscal Year and Year-End Value Table

     The following table sets forth information regarding the exercise of stock options and the unexercised stock options as of December 31, 2003 granted to the Chief Executive Officer and the named executive officers under InteliData's 1996 Incentive Plan or any stock plan of InteliData.

                                                                    Number of Securities            Value of Unexercised
                                                                    Underlying Unexercised               In-the-Money
                                                                    Options/SARs at                     Options/SARs at
                                                                     December 31, 2003 (#)         December 31, 2003($)(2)
                                                                     ---------------------         -----------------------
Name                       Shares Acquired  Value Realized ($)(1) Exercisable  Unexercisable      Exercisable     Unexercisable
----                       ---------------  -------------------   -----------  -------------      -----------     -------------


Alfred S. Dominick, Jr.           -0-                -0-           700,000       500,000           238,000            170,000

Michael E. Jennings               -0-                -0-           118,492        22,508             6,332              8,868

John R. Polchin                   -0-                -0-           105,541        89,459            37,439             33,761

Albert N. Wergley             13,335             14,535            138,247        16,283            31,062              8,868



          (1) Value based on last reported sale price of InteliData's common stock on the exercise date minus the exercise price.

          (2) Value based on last reported sale price of InteliData's common stock on December 31, 2003 (the last trading day of the year) on the Nasdaq National Market minus the exercise price. The last reported sale price at December 31, 2003 was $1.56 per share.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The following report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference therein.

     InteliData's compensation committee is comprised of independent directors whose role is to oversee the development and administration of the compensation and benefit programs for InteliData's executive officers. The compensation committee also administers InteliData's 1996 Incentive Plan that permits stock option grants and stock awards to employees. Compensation for all the named executive officers consists of a base salary and a variable portion than can include performance bonuses, stock options and stock awards. In the case of Mr. Dominick, InteliData's Chief Executive Officer, and Messrs. Jennings, Polchin and Wergley, the named executive officers, the salary levels are set pursuant to employment agreements entered into between InteliData and the executive officers and are reviewed on an annual basis by the compensation committee. These employment agreements are described below. As disclosed in the committee's report in last year's Proxy Statement, the compensation committee also increased Mr. Dominick's annual salary from $300,000 to $375,000 in April 2003. However, concurrent with this increase the compensation committee discontinued the Company's reimbursement of certain travel and temporary housing expenses that had previously been paid to Mr. Dominick as set forth in the Summary Compensation Table.

     Bonus awards are made based on various subjective considerations including personal goals and objectives and the overall performance of the Company. The assessment of each executive's performance will vary depending on the executive's responsibilities and, as a result, bonuses, stock options and stock awards will likely fluctuate from year to year and from person to person. As reported in the Summary Compensation Table, there were no cash bonuses paid to the named executive officers for 2003.

                           The Compensation Committee
                           --------------------------

                                Neal F. Finnegan
                                Patrick F. Graham
                             John J. McDonnell, Jr.
                                 Norman J. Tice


Employment   Contracts,   Termination   of  Employment   and   Change-Of-Control
Arrangements

Alfred S. Dominick, Jr.

     InteliData has an employment agreement with Alfred S. Dominick, Jr., providing that Mr. Dominick will serve as Chief Executive Officer of InteliData until April 5, 2005, unless further extended or sooner terminated as set forth in the agreement. Furthermore, InteliData will nominate and take such action as may be appropriate or necessary to seek stockholder election of Mr. Dominick to InteliData's board of directors. Mr. Dominick has agreed to resign from the board of directors in connection with, and effective upon, termination of his employment with InteliData.

     Mr. Dominick is entitled to (i) a base salary of $375,000 per year and (ii) an annual bonus of up to 75% of his base salary. In addition, Mr. Dominick is entitled to participate in all medical, dental, life, disability, 401(k), employee stock purchase and such other fringe benefit plans or arrangements generally made available by InteliData to all salaried employees. As an inducement to his becoming an employee of InteliData, Mr. Dominick was granted options to purchase 1,200,000 shares of common stock pursuant to InteliData's 1998 CEO Incentive Plan. The options became exercisable as to 66,667 option shares on

August 17, 1999, 66,667 option shares on August 17, 2000, and 66,666 option shares on August 17, 2001. An additional 500,000 option shares became exercisable based on the achievement of designated trading prices of the common stock. The options as to an additional 500,000 option shares shall become exercisable on April 15, 2008; provided that the options shall become exercisable earlier upon the common stock trading above $25.00 per share for sixty consecutive days during the term of the options. Mr. Dominick has agreed to hold 100,000 shares of common stock for the remaining term of his employment agreement. Upon entering into the employment agreement, Mr. Dominick purchased 200,000 shares of common stock for an aggregate purchase price of $200.00.

     InteliData may terminate the agreement for "cause" (as defined) or if Mr. Dominick incurs a disability that continues for a period of 180 consecutive days. Mr. Dominick may terminate the agreement upon prior written notice to InteliData or for "good reason" (as defined). If InteliData terminates Mr. Dominick for other than "cause," or if Mr. Dominick terminates the agreement for "good reason," then Mr. Dominick is entitled to: (i) an amount equal to twelve months of his base salary then in effect; (ii) any amounts vested or payable under any deferred salary, bonus compensation or other plan; (iii) an amount equal to the highest incentive bonus paid to him during the three years immediately preceding his termination, prorated through his month of termination; and (iv) a continuation, at InteliData's expense, of life, disability, accident and health insurance benefits for twelve months following termination. Notwithstanding the above, if, within one year of a "change of control" of InteliData (as defined), Mr. Dominick's employment is terminated by InteliData for other than "cause" or by Mr. Dominick for "good reason," then Mr. Dominick is entitled to: (i) an amount equal to the greater of the undiscounted amount of twelve months base salary or the undiscounted remainder of his base salary for the unexpired term of the employment agreement; (ii) any amounts vested or payable under any deferred salary, bonus compensation or other plan;
(iii) an amount equal to the highest incentive bonus paid to him during the three years immediately preceding his termination, prorated through his month of termination; and (iv) a continuation, at InteliData's expense, of life, disability, accident and health insurance benefits for the greater of twelve months from termination or a period equal to the unexpired term of the employment agreement. Mr. Dominick's employment agreement terminates automatically upon his death in which case InteliData would have no further obligation to Mr. Dominick or his estate other than the disposition of life insurance, accrued and unpaid base salary, accrued vacation and bonuses and other incentive compensation earned but not paid for periods prior to the date of death.

     The employment agreement also provides that during the term of the agreement and for one year following his termination (other than in the event of termination by InteliData other than for "cause" or by Mr. Dominick for "good reason"), Mr. Dominick will not compete, directly or indirectly, with
InteliData. Furthermore, pursuant to a non-solicitation provision in the employment agreement, Mr. Dominick may not solicit certain current or former employees of InteliData during the term of the agreement or for a period of two years thereafter.

Other Named Executive Officers

     InteliData has employment agreements with Michael E. Jennings, John R. Polchin and Albert N. Wergley, which provide for employment through June 30, 2005, April 8, 2005 and December 31, 2004, respectively, unless further extended or sooner terminated as set forth in the agreement.

     The executive is entitled to a base salary per year and annual bonuses. In addition, he is entitled to participate in all bonus and incentive compensation plans or arrangements made available by InteliData to its officers and is entitled to receive such benefits as provided to all salaried employees as well as those established by the compensation committee for InteliData's executives. The executive's employment agreement terminates automatically upon the executive's death in which case InteliData would have no further obligation to the executive or his estate other than the disposition of life insurance and related benefits and accrued and unpaid base salary, bonus, unreimbursed expenses and incentive compensation for periods prior to the date of death, known as the standard termination payments. InteliData may terminate the agreement for "cause" (as defined) or if the executive incurs a disability that continues for a period of 180 consecutive days. The executive may terminate the agreement for "good reason" (as defined). The executive may also terminate the agreement in which case InteliData would have no further obligation to the executive except for the standard termination payments. If InteliData terminates the executive for other than "cause" or upon death or total disability, or if the executive terminates the agreement because InteliData fails to comply with the agreement or following a "change of control" of InteliData whereby the executive's duties are substantially diminished or the executive is relocated, then the executive is entitled to: (i) the standard termination payments; (ii) any bonus earned but not yet paid under any "Stay Put" or any other bonus program; (iii) 100% of his annual base salary; and (iv) any and all options granted shall be vested for twelve months and exercisable for the longer of twelve months after termination date or period for exercise as provided in the executive's option agreement. For termination subsequent to a "change of control," all granted but unvested options shall become immediately vested and nonforfeitable and remain exercisable for their respective remaining terms. In addition, in the case of Mr. Wergley, if InteliData terminates the executive following a "change of control" of InteliData for other than "cause," total disability or upon death, or if the executive terminates the agreement due to a substantial change in duties or relocation following a "change of control" of InteliData, the executive shall have the following additional rights: (i) InteliData shall pay an additional 50% of the executive's annual base salary and (ii) the executive shall have the right to cause InteliData to purchase all or a portion of the options at their fair value on the date of termination. In the case of a termination by Mr. Wergley other than for "good reason", he is entitled to a payment of three months salary and medical benefits.

Change in Control Severance Agreements

     The Company has entered into Change in Control Severance Agreements with each of Messrs. Dominick, Jennings, Polchin, and Wergley that provide for certain termination benefits in the event such executive's employment is terminated by the Company without "cause" (as defined in the Change in Control Severance Agreement) or by the executive for "good reason" (as defined in the Change in Control Severance Agreement), and such termination occurs either (a) within ninety days before or twenty-four months after a "change in control" of the Company (as defined in the Change in Control Severance Agreement) or (b) after the Company makes a public announcement or files a report or proxy statement with the Securities and Exchange Commission disclosing a transaction which, if completed, would constitute a change in control of the Company and before the Board of Directors determines that such transaction will not be completed or the transaction is completed.

     The termination benefits consist of:

     (a) a lump sum cash payment equal to (i) any unpaid base pay and accrued leave or vacation pay through the termination date, (ii) any unpaid annual bonus earned prior to the termination date, (iii) two times the executive's annual salary plus (iv) any unreimbursed expenses;

     (b) acceleration of the vesting and exercisability of outstanding stock options and awards previously granted to the executive and the extension of the period for exercising such options until their expiration date;

     (c) payment or reimbursement for eighteen months after termination for (i) any COBRA premiums for the executive, his spouse and his dependents to the extent they participated in the Company's health and medical plan prior to termination and elect COBRA coverage or (ii) any premiums for continuation of other health and medical insurance for the executive, his spouse and his dependents if the executive, his spouse and his dependents did not participate in the Company's health and medical plan prior to termination, but the Company was paying or reimbursing the executive for premiums on such other health and medical insurance at the time of termination; and

     (d) payment of or reimbursement for premiums for continuation of life insurance coverage for eighteen months after termination if the Company paid or reimbursed the executive for such life insurance coverage immediately prior to his termination of employment.

     As a condition to receiving such payments and benefits, the executive must execute a valid release and waiver of any claims against the Company, its related entities, and their shareholders, officers, directors, employees, benefits plans, representatives, agents, successors and assigns.

     In consideration for such termination benefits, the executive agrees during the period of employment and for a period of twelve months after termination of employment not to compete, directly or indirectly, with the Company or any related entity, solicit employees of the Company or any related entity, solicit any customer of the Company or any related entity, or make disparaging comments about the Company or any related entity. The executive also agrees not to disclose any secret or confidential information related to the Company or any related entity.

     If the termination payments or benefits would be subject to change in control or parachute payment excise taxes under federal, state, or local law, then the termination payments and benefits must be reduced to the largest amount that will result in no portion of the payments or benefits being subject to such taxes.

     Each Change in Control Severance Agreement provides that amounts paid and benefits provided shall be construed and interpreted so that amounts are paid and benefits are provided only if and to the extent that similar amounts and benefits are not paid or provided under any other similar agreements, policies, plans, programs, or arrangements of the Company or any related entity, including any employment agreement between the Company and the executive. Accordingly, if similar amounts and benefits are otherwise to be provided to an executive, then amounts payable or benefits to be provided under his Change in Control Severance Agreement shall be reduced by the amount of similar payments and benefits to be provided under such other agreement, policy, plan, program or arrangement.

     The initial term of each Change in Control Severance Agreement is through February 3, 2005, but the term automatically extends for an additional twelve-month period at the end of the initial term and each annual anniversary thereafter, unless the Company gives the executive written notice at least ninety days prior to the end of the initial term or the applicable extended term date that the term will not be so extended.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires InteliData's directors and executive officers and beneficial owners of more than 10% of InteliData's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of InteliData. Officers, directors and beneficial owners of more than 10% of InteliData's common stock are required by SEC regulation to furnish InteliData with copies of all Section 16(a) forms they file. To InteliData's knowledge based solely upon a review of copies of such reports furnished to InteliData and representations that no other reports were required, during the fiscal year ending December 31, 2003, InteliData's officers, directors and beneficial owners of more than 10% of InteliData's common stock complied with all applicable
Section 16(a) filing requirements.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total returns from December 31, 1998 through December 31, 2003 for InteliData, the Nasdaq Market Index and the Media General Group Index for Computer Software and Services companies. The graph assumes that the value of the investment in each scenario was $100 as of December 31, 1998.

          [Edgar Representation of Data Points used in Printed Graphic]


Period Ending                            12/31/98     12/31/99     12/29/00     12/31/01     12/31/02    12/31/03
                                         --------     --------     --------     --------     --------    --------

InteliData Technologies Corporation         100.00       316.67       197.64       215.62        68.57      118.86
Media General Software and Services         100.00       171.61       103.11        91.35        62.22       80.45
    Group
Nasdaq Market Index                         100.00       176.37       110.86        88.37        61.64       92.68


                              CERTAIN TRANSACTIONS

     On December 21, 1999, InteliData provided a loan of $82,838 to Alfred S. Dominick, Jr., President and Chief Executive Officer of InteliData, pursuant to a Secured Promissory Note. The loan was originally due on December 21, 2000 and bears interest at a rate of 5.74%. The compensation committee of the board of directors of InteliData extended the loan through December 21, 2001. On December 22, 2001, the note was replaced with an Amended and Restated Secured Promissory Note which extended the due date until the earlier of December 22, 2004 or 90 days after the termination of Mr. Dominick's employment with InteliData. As security for the loan, Mr. Dominick has pledged 200,000 shares of InteliData's common stock owned by him. As of December 31, 2003, the outstanding balance on this loan was $99,621.78, which was the most Mr. Dominick owed during fiscal year 2003.

                                  OTHER MATTERS

     No business other than that set forth above is expected to come before the annual meeting or any adjournment of the meeting. Should other business properly come before the annual meeting or any adjournment meeting, including a motion to adjourn the meeting, the proxy holders will vote upon the same according to their discretion and best judgment.

     To permit the meeting of stockholders to be conducted in an orderly manner, InteliData's bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual or a special meeting of stockholders, must provide timely notice of any such business or nomination in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of InteliData, not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of the meeting. The bylaws also specify certain requirements pertaining to the form and substance of a stockholder's notice.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the annual meeting will be paid by InteliData. In addition to solicitation of proxies by mail, the officers, directors, and regular employees of InteliData may solicit proxies on behalf of the board of directors in person or by telephone, facsimile, telex or telegraph. No additional compensation will be received by any officer, director or employee of InteliData in connection with any such proxy solicitation. Brokerage houses, nominees, fiduciaries, and other custodians will be requested by InteliData to forward proxy soliciting material to beneficial owners of shares held of record by them and, upon request, InteliData may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in InteliData's proxy statement and for consideration at the 2005 annual meeting of stockholders by submitting their proposals to InteliData in a timely manner. In order to be considered for the 2005 annual meeting of stockholders, stockholder proposals must be received in InteliData's headquarters, attention of the Secretary, 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191, no later than December 20, 2004 and have complied with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

                            HOUSEHOLDING INFORMATION

     Unless we have received contrary instructions, InteliData may send a single copy of its annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses. However, if you prefer to receive multiple sets of InteliData's annual disclosure documents at the same address this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of InteliData's annual disclosure documents, follow these instructions:

     If your shares are registered in your own name, please contact InteliData at its executive offices at 11600 Sunrise Valley Drive, Suite 100, Reston, Virginia 20191, Attention: Corporate Secretary, to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.


                                     By Order of the Board of Directors,

                                     /s/ Albert N. Wergley
                                     ------------------------
                                     Albert N. Wergley
                                     Secretary

                                     Annex A
                                     -------
                        CHARTER OF THE AUDIT COMMITTEE OF
                       INTELIDATA TECHNOLOGIES CORPORATION

                            (As of February 24, 2004)

     Pursuant to Section 141 of the General Corporation Laws of the State of Delaware and Section 4.15 of the Amended and Restated Bylaws of InteliData Technologies Corporation, incorporated under the laws of the State of Delaware (the "Corporation"), the following shall constitute the Charter of the Audit Committee (the "Charter") of the board of directors of the Corporation, and shall replace and supersede all former charters of the Audit Committee:

I.       ORGANIZATION

       There shall be constituted a standing committee of the board of directors of the Corporation (the "Board") to be known as the audit committee (the "Audit Committee"). The Audit Committee shall be wholly composed of directors of the Corporation who are "independent" (the "Independent Directors") within the meaning of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and the Rules of The Nasdaq Stock Market, Inc., ("Nasdaq") subject to the permissible exceptions provided by the Rules of Nasdaq. References in this Charter to Sarbanes-Oxley, the rules and regulations of the SEC, the Rules of Nasdaq and other applicable rules, regulations and laws shall mean such rules, regulations and laws as they may be amended and in effect from time to time.

II.      STATEMENT OF POLICY

     The Audit Committee shall assist the Board in fulfilling its responsibility to the Corporation's stockholders relating to the corporate accounting, auditing and reporting practices of the Corporation, and to the quality and integrity of the financial statements of the Corporation.

III.     PURPOSE, OBJECTIVES AND DUTIES

     The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing and overseeing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary objectives include providing an independent, direct and open avenue of communication among the Corporation's independent auditors, management, internal auditing department and the Board; serving as an independent and objective party to review the Corporation's financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation's accounting policies and financial reporting and disclosure practices; appointing and determining funding for the Corporation's independent auditors; reviewing and considering the work of the Corporation's independent auditors and internal auditing department; and reviewing the adequacy of the internal audit department's staffing and qualifications of its personnel and reviewing whether available technology is being used to maximize the efficiency and effectiveness of the internal audit function. Further, the Audit Committee's primary duties and responsibilities shall specifically include:

     (i) Discussing and reviewing with the Corporation's independent auditors their accountability to the Audit Committee;

     (ii) Having the sole authority and responsibility to select, evaluate and, where appropriate, replace the Corporation's independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement);

     (iii)Ensuring that the Corporation's independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the Corporation's independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, which shall include:

          oo disclosing to the Audit Committee of the Corporation, in writing, all relationships between the Corporation's independent auditors' and its related entities and the Corporation and its related entities that in the independent auditors' professional judgment may reasonably be thought to bear on independence, oo confirming in the letter that, in its professional judgment, it is independent of the Corporation within the meaning of Sarbanes-Oxley, the Securities Exchange Act of 1934 and other applicable rules, regulations and laws, and oo discussing the independent auditors' independence with the Audit Committee; and

     (iv) Engaging actively in a dialogue with the Corporation's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and taking appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

IV.      COMPOSITION AND SELECTION

     The Audit Committee shall be comprised of the number of directors as determined by the Board, which number shall be in compliance with the Rules of Nasdaq, each of whom shall be an Independent Director in accordance with Article I, subject to the permissible exceptions provided by the Rules of Nasdaq. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Rules of Nasdaq. Furthermore, at least one member of the Audit Committee shall have accounting or related financial management expertise in compliance with the Rules of Nasdaq and possess the characteristics of an "audit committee financial expert" within the meaning of Item 401 of Regulation S-K. The member designated as the audit committee financial expert by the Board shall not be deemed an "expert" for any purpose under the securities laws, including, without limitation, Section 11 of the Securities Act of 1933. The members of the Audit Committee shall be elected by the Board and shall serve for one year or until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership. The duties and responsibilities of a member of the Audit Committee contained herein shall be in addition to those duties otherwise required for a member of the Board.

V.       MEETINGS

     The Audit Committee shall meet as frequently as circumstances dictate and shall report to the Board following each meeting of the Audit Committee at the next regularly scheduled meeting of the Board or sooner, as circumstances may dictate. As part of its primary duty and responsibility to foster independent, direct and open communications pursuant to Section III herein above, the Audit Committee shall meet at least quarterly with the Corporation's management, the members of the Corporation's internal auditing department and the Corporation's independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee shall meet in person or by telephone with the Corporation's independent auditors and the Corporation's chief financial officer at least quarterly to review the Corporation's financial statements, consistent with Section VI below.

VI.      RESPONSIBILITIES AND DUTIES

       To fulfill its primary objectives, responsibilities and duties hereunder, the Audit Committee shall undertake the following:

6.1      Documents/Reports Review
         ------------------------

          a) Review and update this Charter periodically, and at least annually.

          b) Review the Corporation's annual and quarterly financial statements and related notes thereto and any reports or other financial information submitted to any governmental body or the public, including any certification, report, analysis, opinion, or review rendered by the Corporation's independent auditors.

          c)   Review  the  regular  internal   reports  to  the   Corporation's
               management prepared by the internal auditing department and management's response.

          d) Review filings made with the SEC and other published documents containing the Corporation's financial statements and consider whether the information contained in such documents is consistent with the information contained in the Corporation's financial statements.

          e) Include in the Corporation's proxy or information statements relating to annual meetings of stockholders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the SEC's regulations for such reports.

          f) Review with the financial management of the Corporation and the Corporation's independent auditors each Annual Report on Form 10-K and Quarterly Report on Form 10-Q (or any successor reports thereto under the rules and regulations of the SEC) and all financial statements and related notes contained therein and the officer's certificates required under Sections 302 and 906 of Sarbanes-Oxley prior to the filing of each Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

          g) Review and discuss with management earnings press releases prior to public dissemination, which duty may be delegated to the Chairman of the Audit Committee.

          h)   Review and discuss with  management  its  policies and  practices regarding earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of "pro forma" or "adjusted" non-GAAP information.

          i) Discuss with management and the Corporation's independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Corporation's financial statements.

6.2      Oversight of Independent Auditors and Professional Advisors
         -----------------------------------------------------------

          a) Select the Corporation's independent auditors; consider the independence and effectiveness of such independent auditors, and approve the fees and other compensation to be paid to such independent auditors and the range and cost of audit, attestation and review services performed by the independent auditors. On an annual basis, the Audit Committee shall review and discuss with the Corporation's independent auditors all significant relationships the independent auditors have with the Corporation, in order to determine such independent auditors' independence.

          b)   Review the performance of the Corporation's  independent auditors
               and  appoint  or  terminate   such   independent   auditors  when
               circumstances warrant.

          c) Periodically consult with the Corporation's independent auditors, out of the presence of the Corporation's management, about (i) the independent auditors' internal quality-control procedures;
               (ii) any material issues raised by the most recent internal quality control review, or peer review, or by an inquiry or investigation by governmental or professional authorities in the preceding five years respecting one or more independent audits carried out by the firm; and (iii) any steps taken to deal with such issues.

          d) Monitor the Corporation's hiring of employees or former employees of the Corporation's independent auditors.

          e) Monitor and pre-approve the Corporation's engagement of its independent auditors to provide non-audit services not prohibited by law, approve the fees and other compensation to be paid to the independent auditors for such non-audit services and consider whether the independent auditors' performance of such non-audit services is compatible with the auditors' independence.

          f) Assure the regular rotation of the audit partners as required by law.

          g) Retain special legal, accounting or other advisors to advise the Audit Committee on matters within the scope of its responsibilities, authorize such advisors to conduct such investigations as the Audit Committee deems necessary or advisable and approve the fees and other compensation to be paid to such advisors.

6.3      Financial Reporting Process
         ---------------------------

          a) In consultation with the Corporation's independent auditors and the Corporation's internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external; confer with the independent auditors and internal auditors concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent auditors' annual engagement letter; review and approve the Corporation's annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Audit Committee or the auditors to be of special significance; and authorize the independent auditors, internal auditors or any outside advisor to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

          b) Consider the Corporation's independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles, standards and practices as applied in its financial reporting.

          c) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles, standards and practices as suggested by the Corporation's independent auditors, management, or internal auditing department.

          d) Consider, in consultation with the Corporation's independent auditors and the internal auditors, the audit scope and plan of the internal auditors and the independent auditors.

6.4    Process Improvement
       -------------------

          a) Establish regular and separate systems of reporting to the Audit Committee by the Corporation's management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          b) Following completion of the Corporation's annual audit but prior to filing of the Annual Report on Form 10-K with the SEC, review separately with the Corporation's management, the independent auditors and the internal auditing department (i) any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, (ii) all critical accounting policies and practices used by the Corporation, (iii) alternate accounting treatment discussed with management, (iv) the nature and extent of any significant changes in accounting principles or the application therein and (v) all material written communications between management and the independent auditor.

          c) Review and resolve any significant disagreement among the Corporation's management and its independent auditors or the internal auditing department in connection with the preparation of the Corporation's financial statements.

          d) Review with the Corporation's independent auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.

          e) Review the appointment, replacement, reassignment, or dismissal of the members of the Corporation's internal auditing department.

          f) Inquire of the Corporation's management, the internal auditors, and the independent auditors about significant risks or exposures and assess the steps that management has taken to minimize such risks to the Corporation.

          g) Review with the Corporation's internal auditors and the independent auditors the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

6.5      Compliance Oversight Responsibilities
         -------------------------------------

          a) Obtain from the Corporation's independent auditors assurance as to compliance with Section 10A of the Securities Exchange Act of 1934.

          b) Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

          c) Approve in advance all Related Party Transactions, and the Committee shall be provided all pertinent information and data regarding any such proposed transaction.

          d) Discuss with management and the Corporation's independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation's financial statements or accounting policies.

          e) Review any material pending legal proceedings involving the Corporation and other contingent liabilities; discuss with the Corporation's corporate counsel legal matters that may have a material impact on the financial statements or the Corporation's compliance policies.

VII.     CONSISTENCY WITH AMENDED AND RESTATED CERTIFICATE OF
         INCORPORATION, AS AMENDED, OR BYLAWS

     To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws of the Corporation, except as may otherwise be required by law, the Amended and Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws, as appropriate, shall fully control.

VIII.    CERTIFICATION

       This Charter of the Audit Committee was duly approved and adopted by the Board of the Corporation on the 24th day of February, 2004.



                                                     /s/ Albert N. Wergley
                                                     ---------------------
                                                     Albert N. Wergley
                                                     Corporate Secretary

                                   Definitions

                             as of February 24, 2004

     In the event the applicable rules and requirements of the SEC or Nasdaq are amended from time to time to revise their defined terms, the corresponding definitions herein shall be automatically amended to conform to such definitions as revised by the SEC or Nasdaq, as applicable.

Independent  Director  - A person  other  than an  officer  or  employee  of the
---------------------
Corporation or any of its subsidiaries or any other individual having a relationship, which, in the opinion of the Corporation's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent for these purposes:

          a) a director who is, or at any time during the past three (3) years was, employed by the Corporation or by any subsidiary of the Corporation;

          b) a director who accepted or who has a Family Member who accepted any payments from the Corporation or any subsidiary of the Corporation in excess of $60,000 during the current or any of the past three (3) fiscal years, other than the following:

               (i)  compensation for Board or Board committee service;

               (ii) payments    arising   solely   from   investments   in   the
                    Corporation's securities;

               (iii)compensation  paid to a Family Member who is a non-executive
                    employee  of  the   Corporation   or  a  subsidiary  of  the
                    Corporation;

               (iv) benefits   under  a   tax-qualified   retirement   plan,  or
                    non-discretionary compensation; or

               (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended;

          c) a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Corporation or by any subsidiary of the Corporation as an executive officer;

          d) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Corporation made, or from which the Corporation received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

               (i)  payments    arising   solely   from   investments   in   the
                    Corporation's securities; or

               (ii) payments  under  non-discretionary  charitable  contribution matching programs;

          e) a director of the Corporation who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Corporation serve on the compensation committee of such other entity;

          f) a director who is, or has a Family Member who is, a current partner of the Corporation's outside auditor, or was a partner or employee of the Corporation's outside auditor who worked on the Corporation 's audit at any time during any of the past three (3) years;

          g) a director who, other than in his or her capacity as a member of the Board, the Committee or any other Board committee:

               (i) has accepted directly or indirectly any consulting, advisory or other compensatory fee from the Corporation or any subsidiary of the Corporation other than fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation; provided that such compensation is not contingent in any way on continued service; or

               (ii) is an Affiliate of the  Corporation or any subsidiary of the
                    Corporation; or

          h) a director who participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three (3) years.

Family Member means a person's spouse, parents,  children and siblings,  whether
-------------
by blood, marriage (including any in-law relationships) or adoption, or anyone residing in such person's home.

Affiliate means every (a) member of or nominee to the Board,  (b) officer of the
---------
Corporation,  and  (c)  beneficial  or  record  owner  of  5%  or  more  of  the
Corporation's outstanding common stock (including members of such person's immediate family--spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law).

Audit  Committee   Financial  Expert  means  a  person  who  has  the  following
------------------------------------
attributes: (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting, and (v) an understanding of audit committee functions. In addition, the person shall have acquired such attributes through:
(i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

Related  Party  Transaction  means  any  transaction  required  to be  disclosed
---------------------------
pursuant to Securities and Exchange Commission Regulation S-K, Item 404.

                       INTELIDATA TECHNOLOGIES CORPORATION

               Proxy Solicited on Behalf of the Board of Directors
              for the Annual Meeting of Stockholders, May 21, 2004

The undersigned hereby appoints Alfred S. Dominick, Jr. and Albert N. Wergley, as proxies, each with full power to appoint his substitute or delegate, and hereby authorizes such person, acting individually, to represent and to vote as specified on the reverse side of this proxy card all of the shares of common stock of InteliData Technologies Corporation which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on May 21, 2004 and at any postponement or adjournment of the meeting; and in the discretion of the proxies, their substitutes or delegates, to vote such shares and to represent the undersigned in respect of other matters properly brought before the meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE SIGNING STOCKHOLDER ON THE REVERSE SIDE HEREOF. UNLESS THE AUTHORITY TO VOTE FOR ELECTION OF ANY NOMINEE FOR DIRECTOR IS WITHHELD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE HEREOF, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND UNLESS MARKED "AGAINST" OR "ABSTAIN" WITH RESPECT TO PROPOSAL 2, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.

                  (Continued and to be signed on reverse side.)

                        Annual Meeting of Stockholders of
                       INTELIDATA TECHNOLOGIES CORPORATION

                                  May 21, 2004

                         Please date, sign and mail your
                      proxy card in the envelope provided
                              as soon as possible.

1.   To elect one (1) class II director to the Board of Directors.

__ FOR the nominee  __ WITHHOLD authority for the nominee

        Nominee:    Neal F. Finnegan



2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004.

           ____ FOR                ____ AGAINST                   ____ ABSTAIN




Signature of Stockholder____________ Date _____
Signature of Stockholder ________ Date _____

Instruction:   Please sign exactly as your name  appears on this  Proxy.    When
               shares are held jointly, each holder should sign.   When  signing
               as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a signer is a partnership, please sign in partnership name by authorized person.